[FRONT COVER]

Oppenheimer Main Street California Municipal Fund
Annual Report August 31, 1996

[PICTURE OF SHOPPING COUPLE]

                         "We want

                         investment

                         income

                         that won't

                         add to

                         our taxes."

[LOGO]OppenheimerFunds(R)

Yield

Standardized Yields
For the 30 Days Ended 8/31/96:(4)

Class A
4.99%

Class B
4.20%


The Fund's Class A shares
are ranked ***** among 979 (3-year)
and 560 (5-year) municipal bond
funds for the combined 3-
and 5-year periods ended
8/31/96 by Morningstar
Mutual Funds.(5)

This Fund is for California residents who need income that's exempt from income tax.

How Your Fund Is Managed

Oppenheimer Main Street California Municipal Fund invests in a portfolio with a range of California municipal bonds. As a Fund shareholder, you receive income that is free from federal and California income taxes.(1) Your dividends don't increase your taxable income the way taxable investments do, so you can keep more of what you earn.

Performance

Total return at net asset value for the 12 months ended 8/31/96 was 6.17% for Class A shares and 4.99% for Class B shares.(2)

      Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 8/31/96 and since inception of the Class on 5/18/90 were 1.12%, 6.27% and 7.00%, respectively. For Class B shares, average annual total returns for the 1-year period ended 8/31/96 and since inception of the Class on 10/29/93 were 0.00% and 2.04%.(3)

Outlook

" Because we think the U.S. economy is likely to remain in a disinflationary trend, our longer-term outlook for the Fund is highly positive. As a result, the current cyclical boost in interest rates may represent a very good opportunity for fixed-income investors, especially municipal bond investors."

                                                 Jerry Webman, Portfolio Manager
                                                                 August 31, 1996


Total returns include change in share price and reinvestment of dividends and capital gains distributions. In reviewing the notes that follow on performance and rankings, please be aware that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. A portion of the distributions paid by the Fund may be subject to federal and state income taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax. Capital gains distributions, if any, are taxed as capital gains.

2. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

3. Class A returns show results of hypothetical investments on 8/31/95, 8/31/91 and 5/18/90 (inception of class), after deducting the current maximum initial sales charge of 4.75%. Class B returns show results of hypothetical investments on 8/31/95 and 10/29/93 (inception of class), after the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). When such returns are calculated in the same manner for the period ended 9/30/96, they are as follows: for Class A shares, 1.66%, 6.32%, and 7.13% for the 1- and 5-year periods and since inception; for Class B shares, 0.65% and 2.41% for the 1-year period and since inception. An explanation of the different performance calculations is in the Fund's prospectus.

4. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 8/31/96, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.

5. Source: Morningstar Mutual Funds, 8/31/96. Morningstar rankings are based on risk-adjusted investment returns, after considering sales charges and expenses. Investment return measures a fund's (or class's) 1-, 3-, 5- and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), 4 stars is "above average" (next 22.5%) and 1 star is the "lowest" (bottom 10%). The 5-star current ranking is a weighted average of the 3- and 5-year rankings for the class, which were 4 and 5 stars, weighted 40% and 60%, respectively. There were 979 and 560 funds ranked in these respective periods. The 1-year star ranking is 4 stars, but is not included in the overall ranking calculation. There were 1,742 funds ranked for the 1-year period. Rankings are subject to change. The Fund's Class A and Class B shares have the same portfolio but different expenses.


2  Oppenheimer Main Street California Municipal Fund

Dear Shareholder,


[PHOTO-JAMES C. SWAIN]
James C. Swain
Chairman
Oppenheimer
Main Street California Municipal Fund


[PHOTO-BRIDGET A. MACASKILL]
Bridget A. Macaskill
President
Oppenheimer
Main Street California Municipal Fund

Even though rising interest rates pushed bond prices lower over the first six months of 1996, our outlook for the remainder of the year is for moderate economic growth and low inflation, which should lead to lower interest rates--all factors that are likely to improve the municipal bond market.

      To understand where we're going, let's first look at where we've been. During the first six months of this year, interest rates rose sharply, mostly in response to investors' concerns that the economy was growing too fast. They felt stronger economic growth would trigger higher inflation, which would, in turn, lead to higher interest rates. Indeed, we saw the yield on the benchmark 30-year U.S. Treasury bond move from 6% in January to about 7% today. This rate increase is important because, as a rule, municipal bond yields tend to track Treasuries quite closely. Although municipal bonds have yields that are slightly less than those of Treasuries--generally about 80-85%--the trade-off is that interest paid by munis is usually free from federal income tax and, therefore, actual yields are more attractive to shareholders.

      Although economic factors such as declining unemployment and strong retail sales still point toward growth, our outlook is for inflation to remain under control for the following three reasons: the Federal Reserve's conservative monetary policy over the last few years; the declining federal government deficit; and higher corporate productivity that has caused unit labor costs to grow more slowly than they have in the past.

      Another development favorably impacting the municipal bond market is the strengthening financial condition of many municipalities throughout the United States. This trend is particularly strong in the state of California and its subdivisions, which happen to be among the nation's largest issuers of municipal bonds.

      Finally, the tax-free market is also benefiting from a shrinking supply of securities. We continue to see less issuance of bonds and more redemptions, and we feel this shrinkage creates more buying opportunities as issuers take their redemptions.

      When you look at all the positive factors that are occurring right now--the prospect of lower interest rates, the strengthening economies of states and municipalities, as well as the shrinking supply of securities--the current outlook for municipal bond investors is very positive.

      Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.




/s/ James C. Swain                                  /s/ Bridget A. Macaskill

James C. Swain                                      Bridget A. Macaskill


September 20, 1996



The Board of Trustees recently decided to change the fiscal year end of this Fund from June 30 to August 31 in order to facilitate the auditing process. Due to this change, the next shareholder report you receive will cover the six-month period ended February 28, 1997.

3  Oppenheimer Main Street California Municipal Fund

Q + A
[PHOTO-TWO MANAGERS] [PHOTO-MANAGER ON PHONE]

An interview with your Fund's managers.

Q: What
factors helped
contribute
to the Fund's
strong
performance?

How has the Fund performed over the past two months?

     During a period of rising interest rates and a weakening bond market, Oppenheimer Main Street California Municipal Fund held its ground and performed well. In fact, though the average municipal fund actually declined in value for the first eight months of 1996, we're pleased to say that the Fund has had a positive return so far this year during a difficult market. As a result of our strategic positioning, as of 8/31/96, the Fund ranked 32nd out of 96 California municipal debt funds, according to Lipper Analytical Services.(1)

[PHOTO-A MANAGER]

What factors contributed to your strong performance during the market's difficulties?

With the increased volatility of bond prices during the period, we concentrated on protecting the principal value of our assets and holding a defensive posture in reaction to interest rates. Later, as the market began to rally, we benefited from owning some bonds with longer maturity dates, and thereby increased the port-folio's sensitivity as interest rates fluctuated. These bonds appreciated particularly well during this mid-summer rally.

      Another plus was our position in prerefunded bonds, which performed extremely well as compared to other municipal bonds, and gave a significant boost to the Fund's performance. Because these issuers have escrowed money to repay bondholders, pre-refunded bonds have a low level of credit risk, and have relatively low sensitivity to changes in interest rates, thus making them desirable in a market in which interest rates are rising.

Did any investments perform poorly?

As would be expected, the

1. Source: Lipper Analytical Services, 8/31/96. Oppenheimer Main Street California Municipal Fund Class A shares for the 3-year period ended 8/31/96 was 10th out of 62 funds, and for the 5-year period ended 8/31/96, the Fund was 13th out of 47 funds in its category. Oppenheimer Main Street California Municipal Fund is characterized by Lipper as a California municipal debt fund. Lipper performance does not take sales charges into consideration.

4  Oppenheimer Main Street California Municipal Fund

[PHOTO]

Facing page
Top left: Robert Patterson,
Portfolio Manager, with Len Darling,
Executive VP, Director of Fixed
Income Investments

Top right: Michael Maciolek,
Securities Analyst

Bottom: Caryn Halbrecht, Vice
President, Municipal Portfolio
Manager

This page
Top: Robert Patterson

Bottom:Caryn Halbrecht with Donna
Compert, Municipal Securities Trader

A: Owning
bonds with
higher
coupons
helped offset
interest rate
increases.

more defensive bonds that served the Fund well during the first and second quarters, when the market was declining, appreciated less rapidly when the market improved in July and August. Nevertheless, we were pleased with their overall performance during the period.

What areas are you currently targeting?

Although we don't expect interest rates to fall to the levels they were earlier this year, we do expect--barring any major political or eco-nomic surprises--that interest rates will remain stable over the near term, perhaps declining later this year or early 1997. Accordingly, we have purchased bonds that should allow the Fund to take advantage of this environment.

      Finding the right mix of bonds to achieve these goals entails intensive credit research, seeking uncommon opportunities and paying a great amount of attention to the risk characteristics and investments we consider buying for the portfolio. Keep in mind, however, that should the economy show a significant rebound in the fall, we would expect to return to a defensive posture.(2)

What is your outlook for the Fund?

Because we think the U.S. economy is likely to remain in a disinflationary trend, our longer-term outlook for the Fund is highly positive. Shorter-term, the bond market will require evidence of a slowing economy before interest rates fall significantly. Meanwhile, concerns about an overheating U.S. domestic economy and possible Fed tightening will probably keep interest rates within their current range over the coming months. As a result, the current cyclical boost in interest rates may represent a very good oppor-tunity for fixed-income inves-tors, especially municipal bond investors. []

[PHOTO]

2. The Fund's portfolio is subject to change.

5  Oppenheimer Main Street California Municipal Fund


                    Statement of Investments   August 31, 1996

                                                                                  Ratings: Moody's/
                                                                                  S&P's/Fitch's       Face              Market Value
                                                                                  (Unaudited)         Amount            See Note 1
====================================================================================================================================
Municipal Bonds and Notes--99.1%
------------------------------------------------------------------------------------------------------------------------------------
California--90.3%
                    Alameda County, California Certificates of Participation,
                    Prerefunded, BIG Insured, 7.25%, 6/1/09                              Aaa/AAA      $  1,635,000      $ 1,836,546
                    ----------------------------------------------------------------------------------------------------------------
                    Anaheim, California Public Financing Authority Tax
                    Allocation Revenue Bonds, MBIA Insured, 6.45%, 12/28/18              Aaa/AAA         2,000,000        2,118,540
                    ----------------------------------------------------------------------------------------------------------------
                    Berkeley, California Health Facility Revenue Bonds,
                    Alta Bates Medical Center, Series A, 6.50%, 12/1/11                 Baa/BBB+         1,500,000        1,511,505
                    ----------------------------------------------------------------------------------------------------------------
                    California Health Facilities Financing
                    Authority Revenue Bonds:
                    Episcopal Homes Project, Series A, 7.80%, 7/1/15                        NR/A         1,000,000        1,072,470
                    Refunding, Catholic Health Care West,
                    Series A, MBIA Insured, 5%, 7/1/11                                   Aaa/AAA         2,500,000        2,317,875
                    ----------------------------------------------------------------------------------------------------------------
                    California Housing Finance Agency Home Mtg.
                    Revenue Bonds, Series C, 6.75%, 2/1/25                               Aa/AA-          4,985,000        5,118,698
                    ----------------------------------------------------------------------------------------------------------------
       @             California Housing Finance Agency Single Family Mtg.
                    Purchase Revenue Bonds, Series A-2, 6.45%, 8/1/25                    Aaa/AAA         2,500,000        2,522,725
                    ----------------------------------------------------------------------------------------------------------------
                    California Pollution Control Financing Authority
                    Revenue Bonds, Pacific Gas & Electric Co. Project,
                    Series B, 6.35%, 6/1/09                                                 A1/A         2,000,000        2,055,540
                    ----------------------------------------------------------------------------------------------------------------
                    California State Public Works Board Lease
                    Revenue Bonds, Department of Corrections:
                    Series A, AMBAC Insured, 5.25%, 1/1/21                           Aaa/AAA/AAA         2,250,000        2,082,622
                    Madera State Prison, Series E, 5.50%, 6/1/15                        A1/A/A-          2,000,000        1,913,060
                    ----------------------------------------------------------------------------------------------------------------
                    California Statewide Communities Development
                    Authority Revenue Certificates of Participation,
                    Cedars-Sinai Medical Center, 5.40%, 11/1/15                            A1/NR         1,000,000          882,360
                    ----------------------------------------------------------------------------------------------------------------
                    Capistrano, California Unified School District Community
                    Facilities District Special Tax Bonds, No. 87-1, 7.60%, 9/1/14         NR/NR         1,000,000        1,106,200
                    ----------------------------------------------------------------------------------------------------------------
                    Central California Joint Powers Health Financing
                    Authority Certificates of Participation, Community
                    Hospitals of Central California Project, 5%, 2/1/23                 A/NR/A-          1,050,000          865,473
                    ----------------------------------------------------------------------------------------------------------------
                    Corona, California Certificates of Participation,
                    Prerefunded, Series B, 10%, 11/1/20                                  Aaa/AAA         3,250,000        4,194,385
                    ----------------------------------------------------------------------------------------------------------------
                    Duarte, California Certificates of Participation,
                    City of Hope National Medical Center, 6.25%, 4/1/23                  Baa1/NR           500,000          490,005
                    ----------------------------------------------------------------------------------------------------------------
                    Foothill/Eastern Transportation Corridor Agency
                    California Toll Road Revenue Bonds,
                    Sr. Lien, Series A, 6.50%, 1/1/32                               Baa/BBB-/BBB         1,400,000        1,404,536
                    ----------------------------------------------------------------------------------------------------------------
                    Long Beach, California Harbor Revenue Bonds,
                    5.125%, 5/15/18                                                      Aa/AA-          2,000,000        1,776,780
                    ----------------------------------------------------------------------------------------------------------------
                    Los Angeles County, California Certificates
                    of Participation, Disney Parking Project,
                    Zero Coupon, 6.95%, 9/1/11(1)                                   Baa1/BBB/A-          2,340,000          855,574
                    ----------------------------------------------------------------------------------------------------------------
                    Los Angeles, California Convention & Exhibition Center
                    Authority Refunding Certificates of Participation,
                    Prerefunded, Series A, 7.375%, 8/15/18                               Aaa/AAA         1,600,000        1,757,600
                    ----------------------------------------------------------------------------------------------------------------
                    Los Angeles, California Wastewater System Revenue
                    Refunding Bonds, Series D, FGIC Insured, 8.70%, 11/1/03          Aaa/AAA/AAA         5,115,000        6,289,813


                    6  Oppenheimer Main Street California Municipal Fund


                                                                                  Ratings: Moody's/
                                                                                  S&P's/Fitch's       Face              Market Value
                                                                                  (Unaudited)         Amount            See Note 1
====================================================================================================================================
California
(continued)
                    Metropolitan Water District of Southern California
                    Waterworks Revenue Refunding Bonds, 5.55%, 10/30/20                    Aa/AA      $  3,000,000      $ 2,817,780
                    ----------------------------------------------------------------------------------------------------------------
                    Newport Mesa, California Unified School
                    District Special Tax Revenue Refunding Bonds,
                    Community Facilities District No. 90-1, 6.625%, 9/1/14                 NR/NR         2,000,000        2,005,900
                    ----------------------------------------------------------------------------------------------------------------
                    Orange County, California Community
                    Facilities District Special Tax Bonds:
                    No. 87-3, Prerefunded, Series A, 8.05%, 8/15/08                        NR/NR         1,480,000        1,614,739
                    No. 88-1, Aliso Viejo, Prerefunded, Series A, 7.35%, 8/15/18          NR/AAA         3,000,000        3,465,420
                    ----------------------------------------------------------------------------------------------------------------
                    Pittsburg, California Improvement Bond Act of 1915
                    Bonds, Assessment District 1990-01, 7.75%, 9/2/20                      NR/NR            95,000           98,439
                    ----------------------------------------------------------------------------------------------------------------
                    Pomona, California Single Family Mtg. Revenue Refunding
                    Bonds, Escrowed to Maturity, Series A, 7.60%, 5/1/23                  NR/AAA         2,500,000        2,947,150
                    ----------------------------------------------------------------------------------------------------------------
                    Redding, California Electric System
                    Revenue Certificates of Participation:
                    FGIC Insured, Inverse Floater, 7.494%, 6/1/19(2)                 Aaa/AAA/AAA         1,150,000        1,037,875
                    MBIA Insured, Inverse Floater, 9.002%, 7/8/22(2)                     Aaa/AAA           500,000          568,125
                    ----------------------------------------------------------------------------------------------------------------
                    Regents of the University of California
                    Revenue Bonds, Multiple Purpose Projects,
                    Prerefunded, Series A, 6.875%, 9/1/16                                   NR/A           250,000          282,148
                    ----------------------------------------------------------------------------------------------------------------
                    Riverside County, California Community Facilities
                    District Special Tax Bonds, No. 88-12, 7.55%, 9/1/17                   NR/NR         1,500,000        1,573,095
                    ----------------------------------------------------------------------------------------------------------------
                    Sacramento County, California Single Family
                    Mtg. Revenue Bonds, Escrowed to Maturity,
                    8.125%, 7/1/16(3)                                                    Aaa/AAA         2,810,000        3,446,577
                    ----------------------------------------------------------------------------------------------------------------
                    Sacramento, California Municipal Utility District
                    Electric Revenue Refunding Bonds, FGIC Insured,
                    Inverse Floater, 8.717%, 8/15/18(2)                              Aaa/AAA/AAA         1,500,000        1,571,250
                    ----------------------------------------------------------------------------------------------------------------
                    San Bernardino County, California Certificates
                    of Participation, Medical Center Financing Project,
                    5.50%, 8/1/17                                                       Baa1/A-          1,750,000        1,616,073
                    ----------------------------------------------------------------------------------------------------------------
                    San Diego County, California Water Authority
                    Revenue Certificates of Participation, Series 91-B,
                    MBIA Insured, Inverse Floater, 8.73%, 4/8/21(2)                      Aaa/AAA         1,000,000        1,067,500
                    ----------------------------------------------------------------------------------------------------------------
                    San Francisco, California Bay Area Rapid Transit
                    District Sales Tax Revenue Refunding Bonds,
                    AMBAC Insured, 6.75%, 7/1/11                                     Aaa/AAA/AAA         1,000,000        1,125,010
                    ----------------------------------------------------------------------------------------------------------------
                    San Joaquin Hills, California Transportation Corridor
                    Agency Toll Road Revenue Bonds, Sr. Lien, 6.75%,
                    1/1/32                                                             NR/NR/BBB         3,500,000        3,581,200
                    ----------------------------------------------------------------------------------------------------------------
                    Southern California Home Financing Authority Single
                    Family Mtg. Revenue Bonds, Series A, 7.35%, 9/1/24                    NR/AAA           285,000          296,765
                    ----------------------------------------------------------------------------------------------------------------
                    Southern California Public Power Authority
                    Power Project Revenue Bonds, San Juan Unit 3,
                    Series A, MBIA Insured, 5%, 1/1/20                                   Aaa/AAA         1,000,000          882,620
                    ----------------------------------------------------------------------------------------------------------------
                    Southern California Public Power Authority Transmission
                    Project Revenue Bonds, Inverse Floater, 7.569%, 7/1/12(2)              Aa/A+         2,500,000        2,518,750
                                                                                                                       ------------
                                                                                                                         74,688,723



                    7  Oppenheimer Main Street California Municipal Fund


                    Statement of Investments   (Continued)

                                                                                  Ratings: Moody's/
                                                                                  S&P's/Fitch's       Face              Market Value
                                                                                  (Unaudited)         Amount            See Note 1
====================================================================================================================================
U.S. Possessions--8.8%
------------------------------------------------------------------------------------------------------------------------------------
                    Puerto Rico Commonwealth General Obligation Bonds,
                    MBIA Insured, Inverse Floater, 7.887%, 7/1/08(2)                     Aaa/AAA      $  1,500,000      $ 1,565,625
                    ----------------------------------------------------------------------------------------------------------------
                    Puerto Rico Commonwealth Highway Authority
                    Revenue Bonds, Prerefunded, Series P, 8.125%, 7/1/13                 Aaa/AAA         2,000,000        2,178,500
                    ----------------------------------------------------------------------------------------------------------------
                    Puerto Rico Commonwealth Public Improvement
                    General Obligation Bonds, Prerefunded, Series A,
                    7.75%, 7/1/17                                                         NR/AAA         1,000,000        1,105,670
                    ----------------------------------------------------------------------------------------------------------------
                    Puerto Rico Housing Finance Corp. Single Family Mtg.
                    Revenue Bonds, Portfolio 1, Series B, 7.65%, 10/15/22                Aaa/AAA           285,000          298,395
                    ----------------------------------------------------------------------------------------------------------------
                    Puerto Rico Industrial, Medical & Environmental
                    Pollution Control Facilities Tourist Revenue Bonds,
                    Mennonite General Hospital Project,
                    Series A, 6.50%, 7/1/12                                          NR/BBB-/BBB           600,000          598,932
                    ----------------------------------------------------------------------------------------------------------------
                    Puerto Rico Public Buildings Authority Guaranteed
                    Public Education & Health Facilities Revenue Bonds,
                    Prerefunded, Series H, 7.875%, 7/1/07                                Aaa/AAA         1,500,000        1,579,320
                                                                                                                       ------------
                                                                                                                          7,326,442
------------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $82,016,413)                                                                99.1%      82,015,165
------------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                                0.9          729,904
                                                                                                         ---------     ------------
Net Assets                                                                                                   100.0%     $82,745,069
                                                                                                         =========     ============

                    1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

                    2. Represents the current interest rate for a variable rate bond. These bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $8,329,125 or 10.07% of the Fund's net assets at August 31, 1996.

                    3. Securities with an aggregate market value of $165,583 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

As of August 31, 1996, securities subject to the alternative minimum tax amounted to $15,217,085 or 18.39% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                    Market Value                 Percent

Utilities                                   $16,753,713                  20.4%
Housing                                      14,630,310                  17.8
Lease/Rental                                 14,255,861                  17.4
Special Tax Bonds                            11,982,333                  14.6
Transportation                               10,066,026                  12.3
Hospitals                                     9,317,940                  11.4
General Obligation Bonds                      2,671,295                   3.3
Pollution Control                             2,055,540                   2.5
Education                                       282,147                   0.3
                                            -----------                 -----
                                            $82,015,165                 100.0%
                                            ===========                 =====

                    See accompanying Notes to Financial Statements.


                    8  Oppenheimer Main Street California Municipal Fund


                    Statement of Assets and Liabilities   August 31, 1996
====================================================================================================================================
Assets              Investments, at value (cost $82,016,413)--see accompanying statement                               $ 82,015,165
                    ----------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Interest                                                                                              1,076,154
                    Shares of capital stock sold                                                                             41,084
                    Daily variation on futures contracts--Note 5                                                              4,213
                    ----------------------------------------------------------------------------------------------------------------
                    Other                                                                                                     4,852
                                                                                                                       ------------
                    Total assets                                                                                         83,141,468
                                                                                                                       ------------

====================================================================================================================================
Liabilities         Bank overdraft                                                                                           27,084
                    ----------------------------------------------------------------------------------------------------------------
                    Payables and other liabilities:
                    Dividends                                                                                               288,301
                    Shares of capital stock redeemed                                                                         38,801
                    Shareholder reports                                                                                      33,331
                    Transfer and shareholder servicing agent fees                                                             2,535
                    Distribution and service plan fees                                                                        2,439
                    Other                                                                                                     3,908
                                                                                                                       ------------
                    Total liabilities                                                                                       396,399
====================================================================================================================================
Net Assets                                                                                                             $ 82,745,069
                                                                                                                       ============

====================================================================================================================================
Composition of
Net Assets          Par value of shares of capital stock                                                               $     68,064
                    ----------------------------------------------------------------------------------------------------------------
                    Additional paid-in capital                                                                           82,069,527
                    ----------------------------------------------------------------------------------------------------------------
                    Undistributed net investment income                                                                     598,945
                    ----------------------------------------------------------------------------------------------------------------
                    Accumulated net realized gain on investment transactions                                                  1,187
                    ----------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments--Notes 3 and 5                                                 7,346
                                                                                                                       ------------
                    Net assets                                                                                         $ 82,745,069
                                                                                                                       ============

====================================================================================================================================
Net Asset Value     Class A Shares:
Per Share           Net asset value and redemption price per share (based on
                    net assets of $76,817,365 and 6,318,241 shares of capital stock outstanding)                       $      12.16
                    Maximum offering price per share (net asset value plus sales charge of
                    4.75% of offering price)                                                                           $      12.77
                    ----------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net
                    assets of $5,927,704 and 488,126 shares of capital stock outstanding)                              $      12.14

                    See accompanying Notes to Financial Statements.


                    9  Oppenheimer Main Street California Municipal Fund


                    Statements of Operations

                                                                                                     Two Months         Year Ended
                                                                                                     Ended Aug. 31,     June 30,
                                                                                                     1996(1)            1995
====================================================================================================================================
Investment Income   Interest                                                                         $    927,063       $ 5,417,420
                                                                                                     ------------       ------------
====================================================================================================================================
Expenses            Management fees--Note 4                                                                56,478           330,555
                    ----------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees--Note 4:
                    Class B                                                                                 9,671            38,469
                    ----------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4                                   9,321            55,205
                    ----------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                     6,976            59,148
                    ----------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                             3,720             9,164
                    ----------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                                 1,601             5,572
                    Class B                                                                                   765             1,055
                    ----------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                 1,330             9,937
                    ----------------------------------------------------------------------------------------------------------------
                    Directors' fees and expenses                                                              226             1,857
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance expenses                                                                        642             3,740
                    ----------------------------------------------------------------------------------------------------------------
                    Other                                                                                     697             6,361
                                                                                                     ------------       -----------
                    Total expenses                                                                         91,427           521,063
                    Less expenses paid indirectly--Note 4                                                  (3,383)           (7,886)
                                                                                                     ------------       -----------
                    Net expenses                                                                           88,044           513,177
====================================================================================================================================
Net Investment Income                                                                                     839,019         4,904,243

====================================================================================================================================
Realized and
Unrealized
Gain (Loss)         Net realized gain (loss) on:
                    Investments                                                                           (15,610)           37,776
                    Closing of futures contracts                                                          (27,098)          (24,718)
                                                                                                     ------------       -----------
                    Net realized gain (loss)                                                              (42,708)           13,058
                    ----------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on investments                   52,839           446,150
                                                                                                     ------------       -----------
                    Net realized and unrealized gain                                                       10,131           459,208

====================================================================================================================================
Net Increase in Net Assets Resulting From Operations                                                 $    849,150       $ 5,363,451
                                                                                                     ============       ===========

                    1. The Fund changed its fiscal year end from June 30 to August 31.

                    See accompanying Notes to Financial Statements.


                    10  Oppenheimer Main Street California Municipal Fund


                    Statements of Changes in Net Assets

                                                                             Two Months
                                                                             Ended Aug. 31,        Year Ended June 30,
                                                                             1996(1)             1996                1995
====================================================================================================================================
Operations         Net investment income                                     $    839,019        $  4,904,243        $    4,872,375
                   -----------------------------------------------------------------------------------------------------------------
                   Net realized gain (loss)                                       (42,708)             13,058                21,062
                   -----------------------------------------------------------------------------------------------------------------
                   Net change in unrealized appreciation or depreciation           52,839             446,150             1,550,552
                                                                             ------------        ------------         -------------
                   Net increase in net assets resulting from operations           849,150           5,363,451             6,443,989

====================================================================================================================================
Dividends and      Dividends from net investment income:
Distributions to   Class A                                                       (773,949)         (4,694,006)           (4,502,183)
Shareholders       Class B                                                        (47,009)           (189,244)              (89,348)
                   -----------------------------------------------------------------------------------------------------------------
                   Dividends in excess of net investment income:
                   Class A                                                           --                  --                (258,329)
                   Class B                                                           --                  --                  (8,756)
                   -----------------------------------------------------------------------------------------------------------------
                   Distributions from net realized gain:
                   Class A                                                           --               (11,115)                 --
                   Class B                                                           --                  (475)                 --
                   -----------------------------------------------------------------------------------------------------------------
                   Distributions in excess of net realized gain:
                   Class A                                                           --               (60,043)                 --
                   Class B                                                           --                (2,568)                 --

====================================================================================================================================
Capital Stock       Net increase (decrease) in net assets resulting from
Transactions        capital stock transactions--Note 2:
                    Class A                                                       (125,718)         (1,651,052)          (2,943,992)
                    Class B                                                        487,540           2,817,402            1,383,961

====================================================================================================================================
Net Assets         Total increase                                                 390,014           1,572,350                25,342
                   -----------------------------------------------------------------------------------------------------------------
                   Beginning of period                                         82,355,055          80,782,705            80,757,363
                                                                             ------------        ------------         -------------
                   End of period [including undistributed (overdistributed)
                   net investment income of $598,945, $(132,853) and
                   $(98,805), respectively]                                  $ 82,745,069        $ 82,355,055         $  80,782,705
                                                                             ============        ============         =============

                    1. The Fund changed its fiscal year end from June 30 to August 31.

 See accompanying Notes to Financial Statements.


                    11  Oppenheimer Main Street California Municipal Fund


                    Financial Highlights

                                            Class A
                                            -----------------------------------------------------------
                                            Two Months
                                            Ended
                                            August 31, Year Ended June 30,
                                            1996(2)    1996       1995       1994       1993       1992
==============================================================================================================
Per Share Operating Data:
Net asset value, beginning of period        $12.15     $12.09     $11.82     $12.66     $12.05     $11.61
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .12        .73        .73        .75        .80        .82
Net realized and unrealized
gain (loss)                                    .01        .07        .27       (.80)       .64        .45

Total income (loss)
from investment operations                     .13        .80       1.00       (.05)      1.44       1.27

--------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income          (.12)      (.73)      (.69)      (.73)      (.81)      (.82)
Dividends in excess of net
investment income                               --         --       (.04)      (.03)        --         --
Distributions from net realized gain            --         --(3)      --         --       (.02)      (.01)
Distributions in excess of net
realized gain                                   --       (.01)        --       (.03)        --         --
Total dividends and
distributions to shareholders                 (.12)      (.74)      (.73)      (.79)      (.83)      (.83)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $12.16     $12.15     $12.09     $11.82     $12.66     $12.05
                                            ======     ======     ======     ======     ======     ======
=============================================================================================================
Total Return, at Net Asset Value(4)           1.12%      6.73%      8.93%     (0.60)%    12.53      11.21%

=============================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                             $76,817    $76,913    $78,134    $79,555    $72,387    $40,055

--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $77,584    $78,676    $76,148    $81,741    $54,840    $26,304

--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                      6.00%(5)     5.99%      6.27%      6.09%      6.46%      6.74%
Expenses(6)                                0.57%(5)     0.58%      0.57%      0.53%      0.39%      0.32%
--------------------------------------------------------------------------------------------------------------

Portfolio turnover rate(7)                     1.4%     33.1%      14.2%      20.2%       5.8%      25.7%

                                                       Class B
                                                       -----------------
                                                       Two Months
                                                       Ended
                                                       August 31,  Year Ended June 30,
                                                       1996(2)     1996
                                                                                   1995           1994(1)
=============================================================================================================
Per Share Operating Data:
Net asset value, beginning of period                   $12.14      $12.08          $11.80         $12.90
-------------------------------------------------------------------------------------------------------------

Income (loss) from investment operations:
Net investment income                                     .10         .61             .62            .38
Net realized and unrealized
gain (loss)                                                --         .07             .27          (1.07)
                                                                                   ------          ------

Total income (loss)
from investment operations                                .10         .68             .89           (.69)
-------------------------------------------------------------------------------------------------------------

Dividends and distributions to
shareholders:
Dividends from net investment income                     (.10)       (.61)           (.57)          (.37)
Dividends in excess of net
investment income                                          --          --            (.04)          (.01)
Distributions from net realized gain                       --          --(3)           --             --
Distributions in excess of net
realized gain                                              --        (.01)             --           (.03)
                                                                                   ------          ------

Total dividends and
distributions to shareholders                            (.10)       (.62)           (.61)          (.41)
-------------------------------------------------------------------------------------------------------------

Net asset value, end of period                         $12.14      $12.14          $12.08         $11.80
                                                       ======      ======          ======         ======
=============================================================================================================

Total Return, at Net Asset Value(4)                      0.85%       5.66%           7.90%         (5.42)%

=============================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                         $5,928      $5,442          $2,648         $1,203
-------------------------------------------------------------------------------------------------------------

Average net assets (in thousands)                      $5,767      $3,848          $1,904           $649
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
Net investment income                                4.92%(5)       4.94%           5.17%       4.91%(5)
Expenses(6)                                          1.62%(5)       1.60%           1.55%       1.62%(5)
-------------------------------------------------------------------------------------------------------------

Portfolio turnover rate(7)                               1.4%       33.1%           14.2%          20.2%


1. For the period from October 29, 1993 (inception of offering) to June 30,
1994.

2. The Fund changed its fiscal year end from June 30 to August 31.

3. Less than $.005 per share.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1996 were $2,272,749 and $1,109,040, respectively.

See accompanying Notes to Financial Statements.


12  Oppenheimer Main Street California Municipal Fund

Notes to Financial Statements

================================================================================
1. Significant
Accounting Policies

Oppenheimer Main Street California Municipal Fund (the Fund), operating under the name Oppenheimer Main Street California Tax-Exempt Fund through October 9, 1996, is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. On August 27, 1996, the Board of Directors elected to change the fiscal year end of the Fund from June 30 to August 31. Accordingly, these financial statements include information for the two month period from July 1, 1996 to August 31, 1996. The Fund's investment objective is to seek as high a level of current income which is exempt from Federal and California personal income taxes for individual investors that is consistent with preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
     Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A and Class B shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the two months ended August 31, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the two months ended August 31, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $743,288, a decrease in overdistributed net investment income of $713,737, and a decrease in accumulated net realized loss on investments of $29,551.


13  Oppenheimer Main Street California Municipal Fund

================================================================================
1. Significant
Accounting Policies
(continued)

Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in California and, therefore, may have more credit risks related to the economic conditions of California than a portfolio with a broader geographical diversification.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================

2. Capital Stock

The Fund has authorized 26,250,000 shares of $.01 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                                                   Two Months Ended
                                                   August 31, 1996(1)          Year Ended June 30, 1996   Year Ended June 30, 1995
                                                   -----------------------     ------------------------   -------------------------
                                                   Shares      Amount          Shares     Amount          Shares       Amount
------------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                                 67,135    $   819,316     387,788    $ 4,767,548       549,187    $  6,492,313
Dividends and distributions reinvested               39,490        483,642     243,712      2,993,646       262,815       3,070,057
Redeemed                                           (116,433)    (1,428,676)   (765,193)    (9,412,246)   (1,081,996)    (12,506,362)
                                                   --------    -----------    --------    -----------    ----------    ------------
Net decrease                                         (9,808)   $  (125,718)   (133,693)   $(1,651,052)     (269,994)   $ (2,943,992)
                                                   ========    ===========    ========    ===========    ==========    ============
------------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                                 44,022    $   538,404     247,941    $ 3,048,438       125,642    $  1,482,012
Dividends and distributions reinvested                2,450         29,980       9,629        117,946         4,898          57,310
Redeemed                                             (6,620)       (80,844)    (28,549)      (348,982)      (13,193)       (155,361)
                                                   --------    -----------    --------    -----------    ----------    ------------
Net increase                                         39,852    $   487,540     229,021    $ 2,817,402       117,347    $  1,383,961
                                                   ========    ===========    ========    ===========    ==========    ============


1. The Fund changed its fiscal year end from June 30 to August 31.

================================================================================
3. Unrealized Gains and
Losses on Investments

At August 31, 1996, net unrealized depreciation on investments of $1,248 was composed of gross appreciation of $1,788,329, and gross depreciation of $1,789,577.

================================================================================
4. Management Fees
And Other Transactions
With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.55% of average annual net assets, with a contractual waiver when net assets are less than $100 million. Annual fees, reflecting this waiver, are 0.40% of net assets of $75 million or more but less than $100 million, 0.25% of net assets of $50 million or more but less than $75 million, 0.15% of net assets of $25 million or more but less than $50 million, and 0% of net assets less than $25 million. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the regulatory limitation of the state of California.

     For the two months ended August 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $24,568, of which $4,283 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $19,208. During the two months ended August 31, 1996, OFDI received contingent deferred sales charges of $2,863 upon redemption of Class B shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.


14  Oppenheimer Main Street California Municipal Fund

================================================================================
4. Management Fees
And Other Transactions
With Affiliates
(continued)

The Fund has adopted a reimbursement type Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the two months ended August 31, 1996, OFDI retained $8,439 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. As of August 31, 1996, OFDI had incurred unreimbursed expenses of $239,334 for Class B.

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At August 31, 1996, the Fund had outstanding futures contracts to sell debt securities as follows:

                                              Number of       Valuation as of            Unrealized
Contracts to Sell        Expiration Date   Futures Contracts  August 31, 1996           Appreciation
-----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds            12/96              5               $533,906                 $8,594


15  Oppenheimer Main Street California Municipal Fund

Independent Auditors' Report

================================================================================
The Board of Directors and
Shareholders of Oppenheimer
Main Street California Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street California Municipal Fund as of August 31, 1996, the statements of operations for the two months then ended and the year ended June 30, 1996, the statements of changes in net assets for the two months ended August 31, 1996 and the years ended June 30, 1996 and 1995, and the financial highlights for the period July 1, 1991 to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street California Municipal Fund at August 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Denver, Colorado
September 23, 1996


16  Oppenheimer Main Street California Municipal Fund

Federal Income Tax Information   (Unaudited)

================================================================================
In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     None of the dividends paid by the Fund during the two month period ended August 31, 1996 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


17  Oppenheimer Main Street California Municipal Fund

Oppenheimer Main Street California Municipal Fund
A Series of Oppenheimer Main Street Funds, Inc.

================================================================================
Officers and Directors      James C. Swain, Chairman and Chief Executive Officer
                            Bridget A. Macaskill, Director and President
                            Robert G. Avis, Director
                            William A. Baker, Director
                            Charles Conrad, Jr., Director
                            Jon S. Fossel, Director
                            Sam Freedman, Director
                            Raymond J. Kalinowski, Director
                            C. Howard Kast, Director
                            Robert M. Kirchner, Director
                            Ned M. Steel, Director
                            George C. Bowen, Vice President, Treasurer and
                              Assistant Secretary
                            Andrew J. Donohue, Vice President and Secretary
                            Jerry A. Webman, Vice President
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Robert G. Zack, Assistant Secretary

================================================================================
Investment Adviser          OppenheimerFunds, Inc.

================================================================================
Distributor                 OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder    OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of                The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors        Deloitte & Touche LLP

================================================================================
Legal Counsel               Myer, Swanson, Adams & Wolf, P.C.

This is a copy of a report to shareholders of Oppenheimer Main Street California Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Main Street California Municipal Fund. For material information concerning the Fund, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


18  Oppenheimer Main Street California Municipal Fund

OppenheimerFunds Family

================================================================================
OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

     When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $50 billion under OppenheimerFunds' management and that of our affiliates.

     At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.1 For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

================================================================================
Stock Funds     Global Emerging Growth Fund       Growth Fund
                Enterprise Fund(2)                Global Fund
                International Growth Fund         Quest Global Value Fund
                Discovery Fund                    Disciplined Value Fund
                Quest Small Cap Value Fund        Oppenheimer Fund
                Gold & Special Minerals Fund      Value Stock Fund
                Target Fund                       Quest Value Fund

================================================================================
Stock &
Bond Funds     Main Street Income & Growth Fund   Equity Income Fund
               Quest Opportunity Value Fund       Disciplined Allocation Fund
               Total Return Fund                  Asset Allocation Fund
               Quest Growth & Income Value Fund   Strategic Income & Growth Fund
               Global Growth & Income Fund        Bond Fund for Growth

================================================================================
Bond Funds    International Bond Fund             Bond Fund
              High Yield Fund                     U.S. Government Trust
              Champion Income Fund                Limited-Term Government Fund
              Strategic Income Fund

================================================================================
Municipal Funds
              California Municipal Fund(3)        Insured Municipal Fund
              Florida Municipal Fund(3)           Intermediate Municipal Fund
              New Jersey Municipal Fund(3)
              New York Municipal Fund(3)          Rochester Division
              Pennsylvania Municipal Fund(3)      Rochester Fund Municipals
              Municipal Bond Fund                 Limited Term New York
                                                    Municipal Fund

================================================================================
Money Market Funds(4)
              Money Market Fund                   Cash Reserves

================================================================================
LifeSpan      Growth Fund                         Income Fund
              Balanced Fund

1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

2. Effective 4/1/96, the Fund is closed to new investors.

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.


19  Oppenheimer Main Street California Municipal Fund

[BACK COVER]

Information

General Information
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

Telephone Transactions
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PhoneLink
24 hours a day, automated
information and transactions
1-800-533-3310

Telecommunications Device
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day, timely and insightful
messages on the economy and issues that
affect your investments
1-800-835-3104

RA0725.001.0896       October 31, 1996

[PICTURE OF CUSTOMER SERVICE REP.]
Customer Service Representative
OppenheimerFunds Services

"How may I help you?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today--we're here to help.

[LOGO] OppenheimerFunds(R)
OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270



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